UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                          June 3, 2014  (June 2, 2014)



                        Commission File No. 333-195427


                              SIGNAL ADVANCE, INC.
              (Exact name of registrant as specified in its charter)




                                    Texas
          (State or Other Jurisdiction of Incorporation or Organization)


                                   76-0373052
                      (IRS Employer Identification Number)

                              2520 County Road 81
                             Rosharon, Texas 77583
                                (713) 510-7445
           (Address and telephone number of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, Karl Zercoe indicated that he had decided not to stand for re-election to the Company's Board of Directors upon the expiration of his current term at the Company's annual meeting of stockholders to be held in June 2014.

His decision was for personal reasons and not due to any disagreement with the Company on any matter relating to our operations, policies or practices.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Signal Advance, Inc.

Dated: June 3, 2014                     /s/ Chris M. Hymel
                                        -----------------------------
                                        By: Chris M. Hymel, President
                                            & Chief Executive Officer































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